EXHIBIT 10.2

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of June 12, 2007 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1.  DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2.  AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a)           The definition of “BANK LOAN FACILITY” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“BANK LOAN FACILITY” means that certain Credit Agreement dated as of June 12, 2007, by and among HOLDINGS, certain SUBSIDIARIES of HOLDINGS, the financial institutions from time to time parties thereto and LaSalle Bank National Association, as Administrative Agent, Sole Lead Arranger, Issuing

Lender and Swing Line Leader, and the documents, instruments and agreements executed and delivered in connection therewith, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any credit agreement or other agreement or agreements relating to any refinancing, extension, renewal or replacement, in whole or in part, thereof.

(b)           The definition of “INTERCREDITOR AGREEMENT” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“INTERCREDITOR AGREEMENT” means that certain Intercreditor Agreement dated as of June 12, 2007, by and among HOLDINGS, certain SUBSIDIARIES of HOLDINGS, LaSalle Bank National Association, as Administrative Agent, and TRAVELERS, and the documents, instruments and agreements executed and delivered pursuant thereto, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any other intercreditor agreement in replacement thereof which is in form and substance acceptable to TRAVELERS.

(c)           The definition of “SECURITY AGREEMENT (EQUIPMENT)” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“SECURITY AGREEMENT (EQUIPMENT)” means the Security Agreement (Equipment) substantially in the form of Exhibit D hereto, executed and delivered by GLDDC (or any other INDEMNITOR which executes a VESSEL MORTGAGE after the date hereof) in favor of TRAVELERS, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d)           The definition of “VESSEL MORTGAGES” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“VESSEL MORTGAGES” means, collectively, (i) the First Preferred Fleet Mortgage substantially in the form of Exhibit E hereto, executed by GLDDC in favor of TRAVELERS, (ii) the First Preferred Ship Mortgage substantially in the form of Exhibit F hereto, executed by GLDDC in favor of TRAVELERS, (iii) the Second Preferred Fleet Mortgage substantially in the form of Exhibit G hereto, executed by GLDDC in favor of TRAVELERS, (iv) the Second Preferred Ship Mortgage substantially in the form of Exhibit H hereto, executed by GLDDC in favor of TRAVELERS, and (v) any other fleet mortgages or vessel mortgages at any time hereafter executed and delivered by any INDEMNITOR in connection with this Agreement and the other UNDERWRITING DOCUMENTS; in each case as any of the foregoing documents may be amended, restated, supplemented or otherwise modified from time to time.

(e)           Section 1.1 of the Agreement is hereby further amended by deleting therefrom the definitions of “VESSEL FINANCING AGREEMENT” and “VESSEL FINANCING COLLATERAL”.

(f)            The definition of “PERMITTED LIENS” appearing in Section 1.1 of the Agreement is hereby amended by amending and restating in its entirety clause (r) appearing in such definition to read as follows:

“(r)          RESERVED.”

(g)           Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical order:

“NOTE INDENTURE OBLIGATIONS” means all of (a) HOLDINGS’ obligations under and with respect to the DEBT INDENTURE, including, without limitation, all obligations to pay principal in an aggregate principal amount not to exceed $175,000,000 under its 7-3/4% Senior Subordinated Notes due 2013, and all interest, premium, fees, charges, expenses and indemnities with respect thereto, and to effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured, or (b) HOLDINGS’ obligations under and with respect to such other unsecured DEBT the net proceeds of which are designated to be used, and are used reasonably promptly after the incurrence thereof, to refinance in whole or in part the NOTE INDENTURE OBLIGATIONS described in clause (a) above; provided, that such refinancing DEBT (i) is in an aggregate principal amount not greater than the aggregate principal amount of the DEBT being refinanced plus the amount of any premium required to be paid thereon and any interest, fees and costs incurred in such refinancing, (ii) has a final maturity more than 180 days after the Revolving Commitment Termination Date (as defined in the BANK LOAN FACILITY) and requires no scheduled payment of principal in cash prior to such date, and (iii) includes (A) subordination provisions reasonably acceptable to TRAVELERS and (B) covenants, events of default and other terms and provisions (including quantities thereof) that are no more restrictive, when taken as a whole, to HOLDINGS and its SUBSIDIARIES than are (x) in the case of any public issuance of DEBT to HOLDINGS, customary at the time of such refinancing of such type for issuers with a debt rating similar to that of HOLDINGS and (y) in the case of any private issuance of DEBT to HOLDINGS, as set forth in the DEBT INDENTURE (any such refinancing as described in this clause (b), a “PERMITTED NOTE REFINANCING”).

(h)           Section 6.12(d) of the Agreement is hereby amended by deleting the amount “$20,000,000” appearing in the clause (i) of such section and substituting the amount “$40,000,000” in place thereof.

(i)            Section 6.12(f) of the Agreement is hereby amended and restated in its entirety to read as follows:

(f)            (i) DEBT and CONTINGENT LIABILITIES arising under the BANK LOAN FACILITY; provided, that the aggregate principal amount of all loans plus the undrawn face amount of all letters of credit outstanding under the BANK LOAN FACILITY shall at no time exceed $180,000,000; and (ii) the NOTE INDENTURE OBLIGATIONS;

(j)            Section 6.12(s) of the Agreement is hereby amended and restated in its entirety to read as follows:

(s)           RESERVED;

(k)           Section 6.12 (t) of the Agreement is hereby amended by deleting “GLDD Acquisitions Corp.” appearing in such section and substituting “HOLDINGS” in place thereof.

(l)            The definition of “Cash Equivalent Investments” appearing in Section 6.15 of the Agreement is hereby amended by amending and restating in its entirety clause (d) appearing in such definition to read as follows:

(d)           any certificate of deposit, time (including eurodollar time deposits) or demand deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution organized under the laws of the United States of America or any State thereof or the District of Columbia that has a combined capital, surplus and undivided profits of not less than $500,000,000, (ii) any lender under the BANK LOAN FACILITY, or (iii) (A) any branch of any lender under the BANK LOAN FACILITY, (B) any commercial banking institution organized under the laws of the United States of America or any State thereof or any Organization for Economic Cooperation and Development country which has a combined capital, surplus and undivided profits of not less than $500,000,000 or (C) any financial institution organized under the laws of a country where HOLDINGS or any of its SUBSIDIARIES is engaged in a dredging or construction project to the extent such certificates of deposit, time or demand deposits (including Eurodollar time deposits) or bankers acceptances are reasonably necessary in connection with such dredging or construction project;

(m)          Section 6.16(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b)           dividends or other distributions payable by HOLDINGS not to exceed $5,000,000 in aggregate for all such dividends or distributions made during any fiscal year; provided, that both before and after giving effect to such dividends or distributions HOLDINGS shall be in compliance with the provisions of Section 6.19 and 6.20.

(n)           Section 6.21(a) of the Agreement is hereby amended by amending and restating the final sentence appearing in such section in its entirety to read as follows:

Notwithstanding the foregoing, HOLDINGS and its SUBSIDIARIES shall be permitted to refinance the NOTE INDENTURE OBLIGATIONS in connection with a PERMITTED NOTE REFINANCING.

(o)           Article VI of the Agreement is hereby further amended by inserting the following new Section 6.23 at the end thereof:

SECTION 6.23  APPRAISALS.          Upon the request of TRAVELERS, INDEMNITORS shall provide updated appraisals of the vessels secured by the VESSEL MORTGAGES at the cost and expense of the INDEMNITORS; provided, that such request by TRAVELERS shall not be made any earlier than the five-year anniversary from the date upon which TRAVELERS last received appraisals on the vessels.

(p)           The Agreement is hereby further amended by deleting Exhibits D, E and F thereto in their entirety and substituting therefor Exhibits D, E, F, G and H hereto.

SECTION 3.  CONDITIONS PRECEDENT.

The provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a)                                  this Amendment duly executed by all parties hereto;

(b)           the VESSEL MORTGAGES duly executed by the mortgagee party thereto, together with proper documentation releasing all other LIENS, if any, on the related vessels;

(c)           a SECURITY AGREEMENT (EQUIPMENT) duly executed by each INDEMNITOR party to a VESSEL MORTGAGE and a Financing Statement (UCC-1) to be filed in the jurisdiction of organization of GLDDC;

(d)           the INTERCREDITOR AGREEMENT and the Proceeds Agent Agreement contemplated thereby, duly executed by the PRINCIPALS, TRAVELERS and the other parties thereto;

(e)           evidence satisfactory to TRAVELERS that LaSalle Bank National Association, as administrative agent under the BANK LOAN FACILITY, is in receipt of the original of the Master Intercompany Demand Note referred to in the PLEDGE AGREEMENT;

(f)            evidence satisfactory to TRAVELERS that the DEBT incurred pursuant to the Credit Agreement dated as of December 17, 2003 by and between GLDDC and General Electric Capital Corporation, as amended, restated, supplemented or otherwise modified from time to time, has been repaid and that such Credit Agreement and all other documents, instruments and agreements executed and delivered pursuant thereto or related thereto, including, without limitation, all collateral or security agreements related thereto, have been terminated;

(g)           a favorable opinion of Winston & Strawn LLP, counsel to the PRINCIPALS and INDEMNITORS, addressing such legal matters as TRAVELERS may require;

(h)           an officer’s certificate of HOLDINGS certifying that the BANK LOAN FACILITY is in full force and effect, and attaching true and correct copy thereof;

(i)            a secretary’s certificate of each INDEMNITOR (other than LYDON) certifying copies of such party’s organizational documents, appropriate resolutions authorizing the execution, delivery and performance of, inter alia, this Agreement, the VESSEL MORTGAGES to which it is a party, the SECURITY AGREEMENT (EQUIPMENT) to which it is a party, and the INTERCREDITOR AGREEMENT, and certifying incumbencies and true signatures of its officers so authorized;

(j)            certificates of insurance establishing TRAVELERS as a loss payee and/or additional insured on all insurance policies relating to any tangible property on which TRAVELERS has a first LIEN under the VESSEL MORTGAGES and the SECURITY AGREEMENT (EQUIPMENT); and

(k)           such other information, documents and legal opinions as may be reasonably required by TRAVELERS.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a)           The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of the SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date.

(b)           SUBSIDIARIES.  Schedule 1 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of each SUBSIDIARY of HOLDINGS and each SUBSIDIARY set forth on Schedule 1 and designated with an asterisk (“*”) is a wholly-owned SUBSIDIARY of HOLDINGS.

(c)           REAL PROPERTY.  Schedule 2 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of the address of any real property owned or leased by each PRINCIPAL with a net book value in excess of $750,000.

(d)           EQUIPMENT.  Schedule 3 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of each item of equipment with a net book value in excess of $750,000 owned or leased by each PRINCIPAL.

(e)           VESSELS.  Schedule 4 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of all vessels owned of record by any PRINCIPAL with a net book value in excess of $750,000 and, except as set forth on Schedule 4, each such vessel has all certificates required under applicable law (except where the failure could not reasonably be expected to have a MATERIAL ADVERSE CHANGE), including, without limitation, certificates of documentation, and, except as set forth on Schedule 4, each such vessel which is a U.S. flag vessel has been certified by the U.S. Coast Guard, and each such vessel which is a Republic of the Marshall Islands (“RMI”) vessel has been certified by the RMI Office of the Maritime Administrator.  Each such certificate is in full force and effect and each such vessel is in seaworthy and operational condition.  TRAVELERS has (or will have upon proper filing of the VESSEL MORTGAGES with the U.S. Coast Guard or the RMI Office of the Maritime Administrator, as applicable) a perfected security interest, arising pursuant to the VESSEL MORTGAGES, in each vessel set forth on Schedule 4 and designated with an asterisk (“*”).

(f)            No EVENT OF DEFAULT has occurred and is continuing.

SECTION 7.  GENERAL.

(a)           As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b)           This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)           HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel
	Name:	Paul E. Dinquel
	Title:	Vice President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief
Financial Officer

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief
Financial Officer and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact